UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05914

Templeton Global Opportunities Trust

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500

Date of fiscal year end:  12/31__

Date of reporting period:  12/31/14_

Item 1. Reports to Stockholders.

Annual Report and Shareholder Letter

December 31, 2014

Templeton Global Opportunities Trust

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Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/13. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Annual Report
Templeton Global Opportunities
Trust	3
Performance Summary	7
Your Fund’s Expenses	11
Financial Highlights and
Statement of Investments	13
Financial Statements	20
Notes to Financial Statements	23
Report of Independent Registered
Public Accounting Firm	31
Tax Information	32
Board Members and Officers	33
Shareholder Information	38

Annual Report

Templeton Global Opportunities Trust

This annual report for Templeton Global Opportunities Trust covers the fiscal year ended December 31, 2014.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of companies located anywhere in the world, including developing or emerging markets.

Performance Overview

The Fund’s Class A shares had a -4.06% cumulative total return for the 12 months under review. In comparison, the MSCI All Country World Index (ACWI), which measures stock market performance in global developed and emerging markets, generated a +4.71% total return.1 Please note that performance information is provided for reference and that we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

The global economy grew moderately during the 12 months under review as U.S. economic growth expanded while growth rates in much of the rest of the world declined. As measured by the MSCI ACWI, stocks in global developed and emerging markets advanced overall during the 12-month period amid a generally accommodative monetary policy environment and continued strength in corporate earnings. Oil prices declined sharply during the 12-month period, resulting from weak global demand growth and strong world supply, and gold prices ended lower amid benign global inflation and a strong U.S. dollar.

U.S. economic growth trends were generally encouraging during the period. Economic activity expanded for most of 2014, supported in some quarters by increased consumer spending, business investment and federal defense spending. The U.S. Federal Reserve Board (Fed) began reducing its large-scale bond purchases $10 billion a month in January and ended the buying program in October. But it continued its practice of maintaining holdings of longer term securities at sizable levels. The Fed believed underlying economic strength could support ongoing progress in labor market conditions. Toward period-end, the Fed stated that it could be patient with regard to raising interest rates and that the interest rate might not rise for at least a couple of meetings, possibly implying at least the first two meetings of 2015.

Outside the U.S., the U.K. economy grew relatively well, supported by the services and manufacturing sectors. In the eurozone, economic growth remained subdued, as concerns persisted about the potential negative impacts to growth from the crisis in Ukraine and China’s moderating growth rate. However, third-quarter economic growth, though meager, exceeded expectations, especially in the region’s major economies of Germany and France. In June, the European Central Bank (ECB) reduced its main interest rate and, for the first time, set a negative deposit rate; the ECB reduced both

1. Source: Morningstar.

The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 16.

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

Top 10 Countries

Based on Equity Securities as of 12/31/14

% of Total
Net Assets
U.S.	32.0%
U.K.	9.2%
China	7.9%
France	7.6%
South Korea	6.7%
Japan	4.3%
Netherlands	4.2%
Germany	3.8%
Switzerland	3.1%
India	2.7%

rates again in September. The ECB broadened its monetary easing stance by implementing an asset purchase program to prevent deflation and stimulate the economy. Toward period-end, the ECB cut its 2014 growth forecast for the eurozone and attributed the reduction to geopolitical risks dampening confidence and private investment.

Japan’s second- and third-quarter economic contractions indicated the economy was in a recession. However, private consumption and exports improved in the third quarter. In October, the Bank of Japan expanded its stimulus measures amid weak domestic demand and as substantially lower crude oil prices exerted further downward pressure on inflation. Toward period-end, Japan’s ruling coalition was reelected in early parliamentary elections and subsequently announced a fresh stimulus package aimed at reviving economic growth.

In several emerging markets, economic growth generally moderated. However, Brazil exited recession as government spending prior to a presidential election drove third-quarter economic growth. Emerging market equities, as measured by the MSCI Emerging Markets Index, fell for the 12-month period, amid headwinds such as soft domestic demand and weak exports in several countries. Falling crude oil prices and geopolitical tensions in certain regions, as well as concerns about the timing of U.S. interest rate increases, also pressured emerging market equities. Many emerging market currencies depreciated against the U.S. dollar, leading central banks in several countries to raise interest rates in an effort to curb inflation and support their currencies. Several other central banks lowered interest rates to promote economic growth. After implementing monetary stimulus measures to support specific sectors, China’s central bank increased its efforts to bolster the economy by cutting its benchmark interest rates for the first time since July 2012. In contrast, Russia’s central bank raised its key interest rate sharply toward period-end to limit further devaluation of the Russian ruble and contain rising inflation.

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins and liquidation value. As we look worldwide, we consider specific companies, rather than sectors or countries, to make our investment decisions.

Manager’s Discussion

Although the Fund underperformed the MSCI ACWI, stock selection in the Middle East, where Israel represented our sole exposure, and a lack of exposure to Australia and New Zealand contributed to relative returns. The Fund’s investments in Asia as a region detracted, but an overweighting in India, stock selection and an underweighting in Japan, as well as stock selection in Taiwan, contributed to relative returns. Our European positioning detracted, but an underweighting and stock selection in Russia, and a lack of exposure to Sweden helped mitigate some of the negative effect. On a sector basis, an overweighted allocation to health care, especially in biotechnology and pharmaceuticals, contributed to relative results.2 Although the Fund’s consumer discretionary holdings hurt relative returns, stock selection in the automobile industry helped.3 Our holdings in industrials and financials hindered returns, but stock selection in electrical equipment and real estate management and development were beneficial.4 An overweighting in software and stock selection in communications equipment aided performance in the overall detracting information technology (IT) sector.5

2. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.
3. The consumer discretionary sector comprises auto components, automobiles, media, multiline retail and specialty retail in the SOI.
4. The industrials sector comprises aerospace and defense, air freight and logistics, airlines, building products, commercial services and supplies, electrical equipment, industrial conglomerates, and machinery in the SOI. The financials sector comprises banks, consumer finance, capital markets, insurance, and real estate management and development in the SOI.
5. The IT sector comprises communications equipment; electronic equipment, instruments and components; semiconductors and semiconductor equipment; software; and
technology hardware and peripherals in the SOI.

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

Top 10 Sectors/Industries
Based on Equity Securities as of 12/31/14
% of Total
Net Assets
Banks	14.7%
Pharmaceuticals	12.8%
Oil, Gas & Consumable Fuels	5.6%
Insurance	5.0%
Biotechnology	4.3%
Software	4.2%
Auto Components	3.9%
Multiline Retail	3.5%
Wireless Telecommunication Services	2.9%
Energy Equipment & Services	2.9%

In the health care sector, generic drug makers Torrent Pharmaceuticals6 (India), Teva Pharmaceutical Industries6 (Israel), Amgen and Actavis aided results. Teva shares rallied after the completion of the NuPathe acquisition and a favorable court ruling that delayed generic competition for its blockbuster multiple sclerosis drug, Copaxone. The company reported better-than-expected quarterly earnings as profitability on generic medicines increased due to cost cuts and increased sales of Copaxone. Actavis’s shares rallied after the company announced in February 2014 it would acquire Forest Laboratories to strengthen its specialty pharmaceuticals portfolio and reported that its acquisition of specialty drug maker Warner Chilcott had helped earnings results. Actavis agreed to acquire several other companies in 2014, including multi-specialty global health care firm Allergan, which would make the combined company one of the largest pharmaceutical companies worldwide. Accretive acquisitions boosted Actavis’s revenues and earnings in recent quarters. Elsewhere, energy equipment and services company Halliburton (sold by period-end), technology solutions provider Applied Materials, technology hardware company Hewlett-Packard, retail pharmacy chain CVS Health, capital markets firm Morgan Stanley and fashion retailer Macy’s also helped relative performance. Halliburton shares benefited from robust quarterly earnings and revenue growth. Toward period-end, the company agreed to acquire competitor Baker Hughes to expand its international exposure and attain operational and cost synergies.

Weighing on relative returns within the Fund’s European allocation were stock selection in the U.K. and overweightings in

Top 10 Holdings
12/31/14
Company	% of Total
Sector/Industry, Country	Net Assets
Microsoft Corp.	2.2%
Software, U.S.
Amgen Inc.	1.9%
Biotechnology, U.S.
Samsung Electronics Co. Ltd.	1.9%
Technology Hardware, Storage & Peripherals, South Korea
Hana Financial Group Inc.	1.8%
Banks, South Korea
Teva Pharmaceutical Industries Ltd., ADR	1.7%
Pharmaceuticals, Israel
Gilead Sciences Inc.	1.7%
Biotechnology, U.S.
Citigroup Inc.	1.5%
Banks, U.S.
Morgan Stanley	1.5%
Capital Markets, U.S
China Telecom Corp. Ltd., H	1.4%
Diversified Telecommunication Services, China
Roche Holding AG	1.4%
Pharmaceuticals, Switzerland

France, the Netherlands and Italy. In Asia, an overweighting in South Korea and stock selection in Hong Kong and China hurt relative performance. In North America, an underweighting in the U.S., and in Latin America, an overweighting in Brazil were detrimental. On a sector basis, stock selection in energy, particularly in oil, gas and consumable fuels, detracted from relative results.7 Stock selection in financials, industrials and IT further hindered relative performance.

Within the energy sector, liquefied petroleum gas distributor NewOcean Energy Holdings6 (Hong Kong), oil and gas drilling firm Noble, oil and gas company Petroleo Brasileiro6 (Brazil), and energy equipment and services firm Saipem (Italy) detracted from relative returns. Energy stocks retreated as crude oil prices fell sharply during 2014 due to excess supply and weak global demand. Within financials, South Korean bank Hana Financial Group was a key detractor. Hana Financial reported lower fiscal-year 2013 earnings due to lower interest margins. It also reported weak first-quarter 2014 earnings because of loan losses and disappointing third-quarter earnings due to an increase in loan loss provisioning. In industrials, U.K. outsourcing company Serco Group hurt relative results. In the IT sector, solar photovoltaic company GCL-Poly Energy Holdings (Hong Kong) weighed on relative performance. In other sectors, wireless telecommunications company Sprint and food and staples retailer Tesco (U.K.)

6. Not part of the index.
7. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

were weak performers. Tesco fell amid declining sales and market share. The firm also cut its full-year 2014 profit forecast, attributing it to difficult market conditions. Shares fell further after the company revealed it had overstated its profits in the first six months of the year.

It is also important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2014, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s substantial investment in securities with non-U.S. currency exposure.

Thank you for your continued participation in Templeton Global Opportunities Trust. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

Performance Summary as of December 31, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	12/31/14	12/31/13		Change
A (TEGOX)	$20.58	$23.32	-$	2.74
C (TEGPX)	$20.14	$22.85	-$	2.71
Advisor (FGOZX)	$20.55	$23.30	-$	2.75

Distributions (1/1/14–12/31/14)
	Dividend	Long-Term
	Income	Capital Gain		Total
A	$0.4816	$1.3314		$1.8130
C	$0.3042	$1.3314		$1.6356
Advisor	$0.5475	$1.3314		$1.8789

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TEMPLETON GLOBAL OPPORTUNITIES TRUST
PERFORMANCE SUMMARY

Performance as of 12/31/14

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

					Value of	Total Annual
		Cumulative		Average Annual	$10,000	Operating
Share Class		Total Return[1]		Total Return[2]	Investment[3]	Expenses[4]
A						1.32%
1-Year		-4.06%		-9.57%	$9,043
5-Year	+	38.92%	+	5.54%	$13,095
10-Year	+	80.41%	+	5.46%	$17,009
C						2.07%
1-Year		-4.79%		-5.67%	$9,433
5-Year	+	33.84%	+	6.00%	$13,384
10-Year	+	67.34%	+	5.28%	$16,734
Advisor Class[5]						1.07%
1-Year		-3.82%		-3.82%	$9,618
5-Year	+	40.83%	+	7.09%	$14,083
10-Year	+	83.07%	+	6.23%	$18,307

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

8 | Annual Report

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. Currency rates may fluctuate significantly over short periods of time and can reduce returns. Derivatives, includ-
ing currency management strategies, involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the
Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated bene-
fits, and may realize losses when a counterparty fails to perform as promised. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Effective 5/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +87.22%
and +11.70%.
6. Source: Morningstar. The MSCI AC World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.
See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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TEMPLETON GLOBAL OPPORTUNITIES TRUST
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 7/1/14	Value 12/31/14	Period* 7/1/14–12/31/14
A
Actual	$1,000	$925.70	$6.36
Hypothetical (5% return before expenses)	$1,000	$1,018.60	$6.67
C
Actual	$1,000	$922.30	$9.98
Hypothetical (5% return before expenses)	$1,000	$1,014.82	$10.46
Advisor
Actual	$1,000	$927.20	$5.15
Hypothetical (5% return before expenses)	$1,000	$1,019.86	$5.40

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.31%; C: 2.06%; and Advisor: 1.06%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Financial Highlights
		Year Ended December 31,
	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$23.32	$18.72	$15.57	$17.72	$17.09
Income from investment operations[a]:
Net investment income[b]	0.36 [c]	0.22	0.27	0.28	0.20
Net realized and unrealized gains (losses)	(1.29)	4.59	3.19	(2.14)	0.68
Total from investment operations	(0.93)	4.81	3.46	(1.86)	0.88
Less distributions from:
Net investment income	(0.48)	(0.21)	(0.31)	(0.29)	(0.25)
Net realized gains	(1.33)	—	—	—	—
Total distributions	(1.81)	(0.21)	(0.31)	(0.29)	(0.25)
Net asset value, end of year	$20.58	$23.32	$18.72	$15.57	$17.72

Total return[d]	(4.06)%	25.75%	22.27%	(10.48)%	5.20%

Ratios to average net assets
Expenses	1.31%	1.32%	1.35%	1.33%	1.34%[e]
Net investment income	1.52%[c]	1.04%	1.58%	1.61%	1.22%

Supplemental data
Net assets, end of year (000’s)	$471,936	$583,419	$625,145	$625,783	$801,797
Portfolio turnover rate	23.19%	28.17%	20.13%	27.30%	23.89%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.15 per share received in the form of special dividends paid in connection with certain Fund’s holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 0.88%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.

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TEMPLETON GLOBAL OPPORTUNITIES TRUST
FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$22.85	$18.40	$15.32	$17.41	$16.79
Income from investment operations[a]:
Net investment income[b]	0.17 [c]	0.06	0.14	0.15	0.08
Net realized and unrealized gains (losses)	(1.25)	4.50	3.12	(2.08)	0.66
Total from investment operations	(1.08)	4.56	3.26	(1.93)	0.74
Less distributions from:
Net investment income	(0.30)	(0.11)	(0.18)	(0.16)	(0.12)
Net realized gains	(1.33)	—	—	—	—
Total distributions	(1.63)	(0.11)	(0.18)	(0.16)	(0.12)
Net asset value, end of year	$20.14	$22.85	$18.40	$15.32	$17.41

Total return[d]	(4.79)%	24.83%	21.30%	(11.10)%	4.43%

Ratios to average net assets
Expenses	2.06%	2.07%	2.10%	2.08%	2.09%[e]
Net investment income	0.77%[c]	0.29%	0.83%	0.86%	0.47%

Supplemental data
Net assets, end of year (000’s)	$33,967	$39,007	$31,769	$30,862	$39,363
Portfolio turnover rate	23.19%	28.17%	20.13%	27.30%	23.89%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.15 per share received in the form of special dividends paid in connection with certain Fund’s holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 0.13%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of expense reduction rounds to less than 0.01%.

14 | Annual Report | The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS

		Year Ended December 31,
	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$23.30	$18.70	$15.56	$17.71	$17.07
Income from investment operations[a]:
Net investment income[b]	0.40 [c]	0.25	0.31	0.34	0.24
Net realized and unrealized gains (losses)	(1.27)	4.62	3.19	(2.15)	0.70
Total from investment operations	(0.87)	4.87	3.50	(1.81)	0.94
Less distributions from:
Net investment income	(0.55)	(0.27)	(0.36)	(0.34)	(0.30)
Net realized gains	(1.33)	—	—	—	—
Total distributions	(1.88)	(0.27)	(0.36)	(0.34)	(0.30)
Net asset value, end of year	$20.55	$23.30	$18.70	$15.56	$17.71

Total return	(3.82)%	26.14%	22.53%	(10.22)%	5.53%

Ratios to average net assets
Expenses	1.06%	1.07%	1.10%	1.08%	1.09%[d]
Net investment income	1.77%[c]	1.29%	1.83%	1.86%	1.47%

Supplemental data
Net assets, end of year (000’s)	$12,734	$10,679	$6,726	$6,144	$5,873
Portfolio turnover rate	23.19%	28.17%	20.13%	27.30%	23.89%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.15 per share received in the form of special dividends paid in connection with certain Fund’s holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 1.13%.
dBenefit of expense reduction rounds to less than 0.01%.

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

Statement of Investments, December 31, 2014
	Industry	Shares	Value
Common Stocks 96.9%
Belgium 1.1%
[a] KBC GROEP NV	Banks	53,740	$3,023,356
UCB SA	Pharmaceuticals	37,010	2,830,229
			5,853,585
Brazil 1.5%
Embraer SA, ADR	Aerospace & Defense	143,445	5,287,383
Petroleo Brasileiro SA, ADR	Oil, Gas & Consumable Fuels	361,954	2,642,264
			7,929,647
Canada 0.4%
Talisman Energy Inc.	Oil, Gas & Consumable Fuels	294,060	2,304,367
China 7.9%
China Mobile Ltd.	Wireless Telecommunication Services	352,400	4,122,116
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	12,437,610	7,218,159
CNOOC Ltd.	Oil, Gas & Consumable Fuels	2,965,000	3,992,107
Digital China Holdings Ltd.	Electronic Equipment, Instruments & Components	6,079,000	5,644,710
Hilong Holding Ltd.	Energy Equipment & Services	8,154,000	1,903,383
Shanghai Pharmaceuticals Holding Co.
Ltd., H	Health Care Providers & Services	2,405,000	5,427,879
Sinopharm Group Co.	Health Care Providers & Services	1,097,600	3,892,726
Springland International Holdings Ltd.	Multiline Retail	6,619,000	2,304,799
Weichai Power Co. Ltd., H	Machinery	1,573,000	6,613,378
			41,119,257
Denmark 0.8%
H. Lundbeck AS	Pharmaceuticals	200,610	4,002,487
France 7.6%
[a] Alstom SA	Electrical Equipment	75,670	2,459,320
AXA SA	Insurance	175,364	4,075,117
BNP Paribas SA	Banks	91,303	5,442,079
Cie Generale des Etablissements Michelin, B	Auto Components	56,832	5,176,071
Compagnie de Saint-Gobain	Building Products	63,090	2,689,419
Credit Agricole SA	Banks	450,767	5,868,806
Sanofi	Pharmaceuticals	70,534	6,457,289
Technip SA	Energy Equipment & Services	43,500	2,600,958
Total SA, B	Oil, Gas & Consumable Fuels	91,188	4,691,550
			39,460,609
Germany 3.8%
[a] Commerzbank AG	Banks	242,320	3,219,415
Deutsche Lufthansa AG	Airlines	186,990	3,129,147
HeidelbergCement AG	Construction Materials	39,570	2,815,805
Merck KGaA	Pharmaceuticals	56,010	5,314,688
SAP SE	Software	35,650	2,513,132
Siemens AG, ADR	Industrial Conglomerates	24,462	2,739,744
			19,731,931
Hong Kong 1.8%
[a] GCL-Poly Energy Holdings Ltd.	Semiconductors & Semiconductor Equipment	16,400,000	3,828,242
NewOcean Energy Holdings Ltd.	Oil, Gas & Consumable Fuels	14,510,200	5,576,564
			9,404,806

16 | Annual Report

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TEMPLETON GLOBAL OPPORTUNITIES TRUST
STATEMENT OF INVESTMENTS

	Industry	Shares	Value
Common Stocks (continued)
India 2.7%
Biocon Ltd.	Biotechnology	540,212	$3,646,977
Oberoi Realty Ltd.	Real Estate Management & Development	1,060,062	4,712,134
Torrent Pharmaceuticals Ltd.	Pharmaceuticals	301,969	5,414,939
			13,774,050
Indonesia 0.5%
Gudang Garam Tbk PT	Tobacco	495,500	2,428,490
Ireland 1.1%
CRH PLC	Construction Materials	241,927	5,825,360
Israel 1.7%
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	153,894	8,850,444
Italy 2.4%
Eni SpA	Oil, Gas & Consumable Fuels	215,764	3,788,190
[a] Saipem SpA	Energy Equipment & Services	162,374	1,722,082
UniCredit SpA	Banks	1,037,852	6,699,698
			12,209,970
Japan 4.3%
Keihin Corp.	Auto Components	354,300	5,307,478
Nissan Motor Co. Ltd.	Automobiles	457,620	4,036,756
Sompo Japan Nipponkoa Holdings Inc.	Insurance	173,600	4,420,226
Toyota Motor Corp.	Automobiles	67,900	4,282,814
Unipres Corp.	Auto Components	249,400	4,125,273
			22,172,547
Netherlands 4.2%
Aegon NV	Insurance	498,570	3,775,865
Akzo Nobel NV	Chemicals	75,668	5,278,335
[a] ING Groep NV, IDR	Banks	426,460	5,588,459
[a,b]NN Group NV, 144A	Insurance	94,460	2,839,699
TNT Express NV	Air Freight & Logistics	632,595	4,241,303
			21,723,661
South Korea 6.7%
Hana Financial Group Inc.	Banks	313,514	9,172,440
Hyundai Mobis Co. Ltd.	Auto Components	27,108	5,849,078
KB Financial Group Inc.	Banks	141,971	4,692,302
POSCO	Metals & Mining	20,401	5,138,674
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	8,170	9,912,220
			34,764,714
Spain 0.7%
Telefonica SA	Diversified Telecommunication Services	264,844	3,819,898
Switzerland 3.1%
Credit Suisse Group AG	Capital Markets	243,060	6,131,507
Roche Holding AG	Pharmaceuticals	26,140	7,096,345
[a] Swiss Re AG	Insurance	35,258	2,966,538
			16,194,390
Taiwan 1.8%
Siliconware Precision Industries Co., ADR	Semiconductors & Semiconductor Equipment	411,956	3,110,268
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	586,640	2,613,385
Tripod Technology Corp.	Electronic Equipment, Instruments & Components	1,701,000	3,337,401
			9,061,054

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TEMPLETON GLOBAL OPPORTUNITIES TRUST
STATEMENT OF INVESTMENTS

	Industry	Shares	Value
Common Stocks (continued)
Thailand 0.5%
Bangkok Bank PCL, fgn.	Banks	426,900	$2,544,781
Turkey 1.1%
[a] Turkcell Iletisim Hizmetleri AS, ADR	Wireless Telecommunication Services	380,821	5,758,014
United Kingdom 9.2%
Aviva PLC	Insurance	648,706	4,898,964
BAE Systems PLC	Aerospace & Defense	376,194	2,767,683
Barclays PLC	Banks	1,128,013	4,281,299
BP PLC	Oil, Gas & Consumable Fuels	519,016	3,324,950
GlaxoSmithKline PLC	Pharmaceuticals	264,169	5,665,820
HSBC Holdings PLC	Banks	526,393	4,993,494
Kingfisher PLC	Specialty Retail	790,978	4,198,016
[a] Lloyds Banking Group PLC	Banks	2,431,080	2,873,066
Marks & Spencer Group PLC	Multiline Retail	610,658	4,557,374
Petrofac Ltd.	Energy Equipment & Services	155,170	1,700,300
Serco Group PLC	Commercial Services & Supplies	553,340	1,386,023
Tesco PLC	Food & Staples Retailing	1,103,496	3,250,836
Vodafone Group PLC	Wireless Telecommunication Services	1,112,851	3,862,089
			47,759,914
United States 32.0%
[a] Actavis PLC	Pharmaceuticals	23,240	5,982,208
Allegheny Technologies Inc.	Metals & Mining	114,460	3,979,774
American International Group Inc.	Insurance	55,810	3,125,918
Amgen Inc.	Biotechnology	62,520	9,958,811
Applied Materials Inc.	Semiconductors & Semiconductor Equipment	175,900	4,383,428
Baker Hughes Inc.	Energy Equipment & Services	60,560	3,395,599
Capital One Financial Corp.	Consumer Finance	69,640	5,748,782
Chesapeake Energy Corp.	Oil, Gas & Consumable Fuels	152,270	2,979,924
Cisco Systems Inc.	Communications Equipment	180,340	5,016,157
Citigroup Inc.	Banks	144,770	7,833,505
Comcast Corp., A	Media	82,940	4,811,349
Comcast Corp., Special A	Media	22,480	1,294,061
CVS Health Corp.	Food & Staples Retailing	66,490	6,403,652
[a] Gilead Sciences Inc.	Biotechnology	92,170	8,687,944
Hewlett-Packard Co.	Technology Hardware, Storage & Peripherals	123,160	4,942,411
JPMorgan Chase & Co.	Banks	109,500	6,852,510
Macy’s Inc.	Multiline Retail	107,130	7,043,798
Medtronic Inc.	Health Care Equipment & Supplies	93,650	6,761,530
Merck & Co. Inc.	Pharmaceuticals	86,460	4,910,063
Microsoft Corp.	Software	247,750	11,507,988
Morgan Stanley	Capital Markets	196,860	7,638,168
[a] Navistar International Corp.	Machinery	190,890	6,390,997
Noble Corp. PLC	Energy Equipment & Services	211,720	3,508,200
Oracle Corp.	Software	80,300	3,611,091
Paragon Offshore PLC	Energy Equipment & Services	68,190	188,886
Perrigo Co. PLC	Pharmaceuticals	18,318	3,062,037
Pfizer Inc.	Pharmaceuticals	220,304	6,862,470
[a] Sprint Corp.	Wireless Telecommunication Services	342,200	1,420,130
SunTrust Banks Inc.	Banks	74,260	3,111,494
Symantec Corp.	Software	157,660	4,044,767
Target Corp.	Multiline Retail	58,880	4,469,581
Twenty-First Century Fox Inc., A	Media	156,700	6,018,064
			165,945,297

18 | Annual Report			franklintempleton.com

TEMPLETON GLOBAL OPPORTUNITIES TRUST
STATEMENT OF INVESTMENTS

	Industry	Shares	Value
Total Common Stocks
(Cost $411,442,327)			$502,639,273
Preferred Stocks
(Cost $2,429,574) 0.2%
Brazil 0.2%
Vale SA, ADR, pfd., A	Metals & Mining	108,688	789,075
Total Investments
(Cost $413,871,901) 97.1%			503,428,348
Other Assets, less Liabilities 2.9%			15,207,988
Net Assets 100.0%			$518,636,336

See Abbreviations on page 30.

aNon-income producing.
bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At
December 31, 2014, the value of this security was $2,839,699, representing 0.55% of net assets.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 19

TEMPLETON GLOBAL OPPORTUNITIES TRUST

Financial Statements

Statement of Assets and Liabilities
December 31, 2014

Assets:
Investments in securities:
Cost	$413,871,901
Value	$503,428,348
Cash	15,610,742
Receivables:
Capital shares sold	231,933
Dividends	843,196
Other assets	104
Total assets	520,114,323
Liabilities:
Payables:
Capital shares redeemed	594,722
Management fees	400,703
Distribution fees	262,868
Transfer agent fees	109,242
Accrued expenses and other liabilities	110,452
Total liabilities	1,477,987
Net assets, at value	$518,636,336
Net assets consist of:
Paid-in capital	$429,191,189
Undistributed net investment income	349,828
Net unrealized appreciation (depreciation)	89,533,144
Accumulated net realized gain (loss)	(437,825)
Net assets, at value	$518,636,336
Class A:
Net assets, at value	$471,936,042
Shares outstanding	22,929,474
Net asset value per share[a]	$20.58
Maximum offering price per share (net asset value per share ÷ 94.25%)	$21.84
Class C:
Net assets, at value	$33,966,712
Shares outstanding	1,686,176
Net asset value and maximum offering price per share[a]	$20.14
Advisor Class:
Net assets, at value	$12,733,582
Shares outstanding	619,616
Net asset value and maximum offering price per share	$20.55

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
20 | Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL OPPORTUNITIES TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the year ended December 31, 2014

Investment income:
Dividends (net of foreign taxes of $1,042,774)	$16,738,065
Interest	609
Income from securities loaned	371
Total investment income	16,739,045
Expenses:
Management fees (Note 3a)	4,972,037
Administrative fees (Note 3b)	283,893
Distribution fees: (Note 3c)
Class A	1,350,121
Class C	378,869
Transfer agent fees: (Note 3e)
Class A	582,294
Class C	40,856
Advisor Class	13,502
Custodian fees (Note 4)	62,356
Reports to shareholders	61,670
Registration and filing fees	66,863
Professional fees	95,756
Trustees’ fees and expenses	54,776
Other	31,492
Total expenses	7,994,485
Net investment income	8,744,560
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	47,287,227
Foreign currency transactions	(140,393)
Net realized gain (loss)	47,146,834
Net change in unrealized appreciation (depreciation) on:
Investments	(78,231,485)
Translation of other assets and liabilities denominated in foreign currencies	(45,030)
Change in deferred taxes on unrealized appreciation	509,936
Net change in unrealized appreciation (depreciation)	(77,766,579)
Net realized and unrealized gain (loss)	(30,619,745)
Net increase (decrease) in net assets resulting from operations	$(21,875,185)

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TEMPLETON GLOBAL OPPORTUNITIES TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets
	Year Ended December 31,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$8,744,560	$6,279,513
Net realized gain (loss) from investments and foreign currency transactions	47,146,834	52,268,458
Net change in unrealized appreciation (depreciation) on investments, translation of other
assets and liabilities denominated in foreign currencies and deferred taxes	(77,766,579)	85,369,169
Net increase (decrease) in net assets resulting from operations	(21,875,185)	143,917,140
Distributions to shareholders from:
Net investment income:
Class A	(10,508,041)	(5,361,855)
Class C	(490,740)	(180,547)
Advisor Class	(313,399)	(114,531)
Net realized gains:
Class A	(28,759,245)	—
Class C	(2,106,315)	—
Advisor Class	(774,247)	—
Total distributions to shareholders	(42,951,987)	(5,656,933)
Capital share transactions: (Note 2)
Class A	(52,591,261)	(170,702,006)
Class B	—	(87,451)
Class C	(686,220)	(346,980)
Advisor Class	3,635,999	2,256,385
Total capital share transactions	(49,641,482)	(168,880,052)
Net increase (decrease) in net assets	(114,468,654)	(30,619,845)
Net assets:
Beginning of year	633,104,990	663,724,835
End of year	$518,636,336	$633,104,990
Undistributed net investment income included in net assets:
End of year	$349,828	$2,584,580

22 | Annual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Templeton Global Opportunities Trust (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

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Annual Report

| 23

TEMPLETON GLOBAL OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2014, the Fund had no securities on loan.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2014, and for all open tax years, the Fund has determined that no liability for

24 | Annual Report

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS

unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain foreign securities where the dividend rate is not available. In such cases, the divided is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2014, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended December 31,
	2014		2013
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	2,193,663	$50,774,623	2,817,053	$58,904,354
Shares issued in reinvestment of distributions	1,560,525	32,628,538	183,011	4,010,400
Shares redeemed	(5,845,932)	(135,994,422)	(11,374,296)	(233,616,760)
Net increase (decrease)	(2,091,744)	$(52,591,261)	(8,374,232)	$(170,702,006)
Class B Shares:[a]
Shares sold			87	$1,699
Shares redeemed			(4,581)	(89,150)
Net increase (decrease)			(4,494)	$(87,451)
Class C Shares:
Shares sold	114,428	$2,587,515	251,200	$5,073,615
Shares issued in reinvestment of distributions	119,306	2,445,040	8,197	168,864
Shares redeemed	(254,875)	(5,718,775)	(278,521)	(5,589,459)
Net increase (decrease)	(21,141)	$(686,220)	(19,124)	$(346,980)

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TEMPLETON GLOBAL OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest (continued)
		Year Ended December 31,
	2014		2013
	Shares	Amount	Shares	Amount

Advisor Class Shares:
Shares sold	285,696	$6,624,653	166,304	$3,688,820
Shares issued in reinvestment of distributions	41,494	865,218	3,797	84,637
Shares redeemed	(165,983)	(3,853,872)	(71,338)	(1,517,072)
Net increase (decrease)	161,207	$3,635,999	98,763	$2,256,385

[a]Effective March 22, 2013, all Class B shares were converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Investments (Asia) Limited (FTIA)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.900%	Up to and including $200 million
0.885%	Over $200 million, up to and including $700 million
0.850%	Over $700 million, up to and including $1 billion
0.830%	Over $1 billion, up to and including $1.2 billion
0.805%	Over $1.2 billion, up to and including $5 billion
0.785%	Over $5 billion, up to and including $10 billion
0.765%	Over $10 billion, up to and including $15 billion
0.745%	Over $15 billion, up to and including $20 billion
0.725%	In excess of $20 billion

Effective May 1, 2014, the Fund combined its investment management and administration agreements as approved by the Board.

The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

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NOTES TO FINANCIAL STATEMENTS

Prior to May 1, 2014, the Fund paid fees to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $1 billion
0.730%	Over $1 billion, up to and including $5 billion
0.710%	Over $5 billion, up to and including $10 billion
0.690%	Over $10 billion, up to and including $15 billion
0.670%	Over $15 billion, up to and including $20 billion
0.650%	In excess of $20 billion

Under a subadvisory agreement, TAML and FTIA, affiliates of TIC, provide subadvisory services to the Fund. The subadvisory fee is paid by TIC based on average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Effective May 1, 2014, under an agreement with TIC, FT Services provides administrative services to the Fund. The fee is paid by TIC based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Prior to May 1, 2014, the Fund paid administrative fees to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%

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TEMPLETON GLOBAL OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$41,894
CDSC retained	$4,856

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended December 31, 2014, the Fund paid transfer agent fees of $636,652, of which $382,863 was retained by Investor Services.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2014, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

During the year ended December 31, 2014, the Fund utilized $12,226,739 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2014 and 2013, was as follows:

	2014	2013
Distributions paid from:
Ordinary income	$11,312,180	$5,656,933
Long term capital gain	31,639,807	—
	$42,951,987	$5,656,933

At December 31, 2014, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$417,314,287

Unrealized appreciation	$138,828,205
Unrealized depreciation	(52,714,144)
Net unrealized appreciation (depreciation)	$86,114,061

Undistributed ordinary income	$349,826
Undistributed long term capital gains	3,004,561
Distributable earnings	$3,354,387

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TEMPLETON GLOBAL OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2014, aggregated $134,831,551 and $219,538,464, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 13, 2015, the Borrowers renewed the Global Credit Facility for a total of $2 billion, which matures on February 12, 2016.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2014, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At December 31, 2014, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

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TEMPLETON GLOBAL OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS

10. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

ADR American Depositary Receipt
IDR Internationl Depositary Receipt

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Global Opportunities Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Opportunities Trust (the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

February 18, 2015

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $31,639,807 as a long term capital gain dividend for the fiscal year ended December 31, 2014.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 23.48% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2014.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $15,022,035 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2014. Distributions, including qualified dividend income, paid during calendar year 2014 will be reported to shareholders on Form 1099-DIV by mid-February 2015. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2014, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 22, 2014, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, and Advisor Class shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share
Class A	$0.0415	$0.2929	$0.2285
Class C	$0.0415	$0.1678	$0.1310
Advisor Class	$0.0415	$0.3403	$0.2657

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2015, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2014. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2014 individual income tax returns.

1 Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1992	137	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	36	Navient Corporation (loan
300 S.E. 2nd Street				management, servicing and asset
Fort Lauderdale, FL 33301-1923				recovery) (May 2014), Ares Capital
Corporation (specialty finance
company) (2010-present), United
Natural Foods, Inc. (distributor of
natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010) and SLM Corporation
(Sallie Mae) (1997-2014).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)	Trustee	Since 1989	26	Talon Metals Corp. (mining
300 S.E. 2nd Street				exploration), Fortis, Inc. (utility holding
Fort Lauderdale, FL 33301-1923				company) and AML Foods Limited
(retail distributors).
Principal Occupation During at Least the Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952)	Lead	Trustee since 1996 137		Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	and Lead		refining of oil and gas), H.J. Heinz
Fort Lauderdale, FL 33301-1923	Trustee	Independent		Company (processed foods and
		Trustee since 2007		allied products) (1994-2013), RTI
International Metals, Inc. (manufacture
and distribution of titanium), Canadian
National Railway (railroad) and White
Mountains Insurance Group, Ltd.
(holding company).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	137	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street				financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

David W. Niemiec (1949)	Trustee	Since 2005	33	Emeritus Corporation (assisted living)
300 S.E. 2nd Street				(1999-2010) and OSI
Fort Lauderdale, FL 33301-1923				Pharmaceuticals, Inc. (pharmaceutical
				products) (2006-2010).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Trustee	Since 2003	137	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2006	137	Cbeyond, Inc. (business
300 S.E. 2nd Street				communications provider) (2010-
Fort Lauderdale, FL 33301-1923				2012), The Southern Company
				(energy company) (December 2014;
				previously 2010-2012) and Graham
				Holdings Company (education and
				media organization) (2011-present).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-present);
and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice
President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-
2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos Trustee		Since 1989	26	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations;
and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	45	El Oro Ltd (investments)
300 S.E. 2nd Street				(2008-present).
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

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TEMPLETON GLOBAL OPPORTUNITIES TRUST

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2013	147	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940) Chairman of		Chairman of the	137	None
One Franklin Parkway	the Board,	Board since 2013,
San Mateo, CA 94403-1906	Trustee and	Trustee since 1993
	Vice President	and Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Norman J. Boersma (1957)	President and	Since 2012	Not Applicable	Not Applicable
Lyford Cay	Chief Executive
Nassau, Bahamas	Officer –
Investment
Management

Principal Occupation During at Least the Past 5 Years:
Director, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Chief Investment Officer of Templeton Global Equity Group;
officer of six of the investment companies in Franklin Templeton Investments; and formerly, Executive Vice President, Franklin Templeton
Investments Corp. (1993-2014).

Laura F. Fergerson (1962)	Chief Executive	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

TEMPLETON GLOBAL OPPORTUNITIES TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale,FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

36 | Annual Report franklintempleton.com

TEMPLETON GLOBAL OPPORTUNITIES TRUST

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	2013 and Vice
Fort Lauderdale, FL 33301-1923		President since
2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience.
Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of SLM Corporation and Ares Capital Corporation and was formerly a director of Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated, and Vice
President and Treasurer of US Airways, Inc. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to
Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and
Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such princi-
ples in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial report-
ing and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable
U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

franklintempleton.com Annual Report | 37

TEMPLETON GLOBAL OPPORTUNITIES TRUST

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

38 | Annual Report

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Annual Report and Shareholder Letter
Templeton Global Opportunities Trust

Investment Manager
Templeton Investment Counsel, LLC

Subadvisors
Templeton Asset Management Ltd.
Franklin Templeton Investments (Asia) Limited

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2015 Franklin Templeton Investments. All rights reserved.	415 A 02/15

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12 (a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $42,067 for the fiscal year ended December 31, 2014 and $42,439 for the fiscal year ended December 31, 2013.

(b) Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $2,894 for the fiscal year ended December 31, 2014 and $2,894 for the fiscal year ended December 31, 2013.  The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended December 31, 2014 and $6,930 for the fiscal year ended December 31, 2013.  The services for which these fees were paid included technical tax consultation for capital gain tax and withholding tax reporting for foreign governments and requirements on local country’s self-certification forms.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $188 for the fiscal year ended December 31, 2014 and $0 for the fiscal year ended December 31, 2013.  The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $165,493 for the fiscal year ended December 31, 2014 and $44,069 for the fiscal year ended December 31, 2013. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and certifying asset under management.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $168,575 for the fiscal year ended December 31, 2014 and $53,893 for the fiscal year ended December 31, 2013.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.   N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for

Closed-End Management Investment Companies.  N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)  Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL OPPORTUNITIES TRUST

By /s/ LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer –

Finance and Administration

Date February 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer –

Finance and Administration

Date February 26, 2015

By /s/ MARK H. OTANI

   Mark H. Otani

   Chief Financial Officer and

Chief Accounting Officer

Date February 26, 2015